EXHIBIT 10.16



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                             ENERGAS RESOURCES INC.
                            800 N.E. 63rd, 3rd Floor
                            Okla. City, OK 73105-6412
                        (405) 879-1752 Fax (405)879-0175




                                 PROMISSORY NOTE


The undersigned, for value received, promises to pay to the order of Mankato Investments, LLC, the sum of $60,000.00, without interest, on or before May 13, 2002. Payment is to be made to Mankato Investments, LLC at 1230 E. Main St., Mankato, MN 56002.

In the event action is necessary to enforce this note, the undersigned agrees to pay to the holder hereof its reasonable attorney's fees in bringing such action.


DATED this 13th day of November, 2000.


ENERGAS RESOURCES INC.




By:  /s/ George G. Shaw
    ----------------------------------------
       George G. Shaw, President